UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 10, 2020

COLLECTORS UNIVERSE, INC.

(Exact name of registrant as specified in its charter)

Delaware	1-34240	33-0846191
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1610 East Saint Andrew Place, Santa Ana, California	92705
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (949) 567-1234

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities Registered under Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock $0.001 Par Value	CLCT	Nasdaq Global Market

Indicate by check mark whether the Registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company [  ]

If an emerging growth company, indicate by check mark if the Registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [  ]

Item 1.01	Entry into a Material Definitive Agreement

Background

As was previously reported, on January 10, 2017, Collectors Universe, Inc. (the “Company”) obtained a three-year, $10 million unsecured revolving credit line (the “Credit Line”) from ZB N.A., dba California Bank &Trust (“CBT” or the “Bank”), entered into a Business Loan Agreement and related Addendum (the “Loan Agreement”) with the Bank, and issued its promissory note, with an addendum thereto (the “Note”), to evidence the Company’s borrowings under the Credit Line. The Loan Agreement provided that the Company could obtain Credit Line borrowings at such times and in such amounts as it might request, provided that (i) the maximum principal amount of the Credit Line borrowings that could be outstanding at any one time could not exceed $10 million and (ii) there was required to be a period of 30 consecutive days each year during which no borrowings under the Credit Line are outstanding. The Company also is entitled, at any time or from time to time and at its option, to repay outstanding borrowings, in whole or in part, and to reborrow amounts so repaid at such times and in such amounts as it deemed appropriate. The foregoing summary of the Business Loan Agreement and the Note is not intended to be complete and is qualified in its entirety by reference to the Company’s Current Report on Form 8-K filed with the Commission on January 13, 2017, for additional information regarding that Credit Line and for copies of the Loan Agreement with the Addendum thereto and the Note and the Addendum thereto, which were attached as Exhibits 10.98 and 10.99, respectively, to that Current Report.

Amendment to Loan Agreement and Note on March 10, 2020

On March 10, 2020, the Company and the Bank entered into an Amendment to the Loan Agreement and Note (the “Amendment”), which provided for the following material changes to the Loan Agreement and Note:

(1) Increase in Available Borrowings. The Amendment increases the maximum amount of Company Credit Line borrowings that may be outstanding on any day to $15 million, up from $10 million, subject to the requirement there be a period of 30 consecutive days each year during which no borrowings may be outstanding.

(2) Term and Maturity Date. The term and maturity date of the Credit Line have been extended for two years, to March 10, 2022.

No Other Material Changes.

With the exception of the amendments and changes described above, there are no material changes to the terms of the Loan Agreement or the Note. As a result, (i) the Company continues to be able, at any time or from time to time and at its option, to repay outstanding borrowings, in whole or in part, and may reborrow amounts so repaid at such times and in such amounts as it deems appropriate, except that no borrowings may be outstanding under the Credit Line during a 30 consecutive day period each year, (ii) the Company will still be required to pay a quarterly unused commitment fee of 0.0625% of the amount by which (if any) that the average of the borrowings outstanding under the Credit Line in any calendar quarter is less than $6 million, and (iii) the Company will continue to be entitled to prepay the Note in full, at any time prior to the maturity date, without a prepayment penalty, but subject to payment by the Company to the Bank of a one-time minimum interest charge of $200.

In addition, the Company will continue to be required to maintain a funded debt coverage (debt to EBITDA) ratio of not more than 1.25 to 1.00. In calculating this ratio, debt will exclude debt owed to the Bank, Purchase money indebtedness and capitalized lease obligations. Also, the Company will still need to comply with a covenant which provides that, without the Bank’s consent, the Company may not incur additional indebtedness for borrowed money (other than purchase money indebtedness, obligations under capitalized leases and borrowings obtained from the Bank).

The foregoing summary of the Amendment is not intended to be complete and is qualified in their entirety by reference to the Amendment, a copy of which is attached as Exhibit 10.99 to this Current Report.

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Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

As described in Item 1.01 above in this Current Report, the Amendment increases the maximum amount of Credit Line borrowings that may be outstanding on any day to $15 million, up from $10 million, subject to the requirement there be a period of 30 consecutive days each year during which no borrowings may be outstanding.

Item 7.01	Regulation FD Disclosure

On March 16, 2020, the Company issued a press release announcing that the Company and the Bank had entered into the Amendment (described above) of the Loan Agreement and Note. A copy of that press release is attached as Exhibit 99.1 to this Current Report.

In accordance with General Instruction B.2 of Form 8-K, the information in this Item 7.01 of this Report, and Exhibit 99.1 hereto, are being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section, nor shall such information or such Exhibit be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended (the “Securities Act”).

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

10.99	Amendment dated March 10, 2020 to Business Loan Agreement between the Company and California Bank & Trust and to the related Note.

99.1	Company Press Release, issued March 16, 2020 announcing the entry by the Company and California Bank & Trust into the Amendment to the Business Loan Agreement and to the related Note.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Current Report to be signed on its behalf by the undersigned hereunto duly authorized.

COLLECTORS UNIVERSE, INC.

Dated: March 16, 2020	By:	/s/ JOSEPH J. WALLACE
Joseph J. Wallace, Chief Financial Officer

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EXHIBIT INDEX

Exhibit No.	Description

10.99	Amendment dated March 10, 2020 to Business Loan Agreement between the Company and California Bank & Trust and to the related Note.

99.1	Company Press Release, issued March 16, 2020 announcing the entry by the Company and California Bank & Trust into the Amendment to the Business Loan Agreement and to the related Note.

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